Stifel Financial Investor Presentation

November 2010

STIFEL FINANCIAL

STIFEL FINANCIAL

Forward-Looking Statements

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, "SF" or the "Company"). These statements can be identified by the use of the words "may," "will," "should," "could," "would," "plan," "potential," "estimate," "project," "believe," "intend," "anticipate," "expect," and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.

You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.

Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company's annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.

I. Stifel Financial Overview

Stifel Financial Overview

STIFEL FINANCIAL

Key Points of Differentiation

- **Proven ability to build Global Wealth Management Business**
  - Grown from 86 branches and 621 Financial Advisors in 2004 to 279 branches and 1,920 Financial Advisors in 2010.
  - Proven Integrator of Acquisitions
- **Middle-market focus**
  - Research driven, industry specialist approach
  - Commitment to small / mid-cap companies
- **Independent advisor**
  - Primarily a client-facing agency business
  - No proprietary trading desks
- **Broad product portfolio**
  - Equities, Fixed Income, M&A Advisory
  - Commitment to private equity and venture investors
- **Proven growth, stability and scale**
  - $1.2 billion in equity capital(1)
  - $1.3 billion in annual revenues(2)

Firm at a Glance

Global Wealth Management (GWM)	Institutional Group (IG)
▪ Private Client ▪ Stifel Bank & Trust Assets $1.5BN[1] ▪ Customer Financing ▪ Asset Management	▪ Equity & Convertible Capital Raising ▪ Debt ▪ M&A Advisory ▪ Institutional Brokerage

- $1.9 billion market capitalization(3)
- One of the largest U.S. equity research platforms with over 1,000 stocks under coverage
- Over 1,900 Financial Advisors with over $100 billion in combined client assets – national presence
- Broad industry expertise

(1) As of 9/30/10. (2) Based on consensus 2010 estimates as of October 2010. (3) As of 11/11/10

Stifel Financial Overview

STIFEL FINANCIAL

A Growth Story…

Net Revenues ($MM) (1)



CAGR: 27%
$452
$763
$1,091

Core Net Income ($MM) (2)



CAGR: 56%
$15
$67
$73
$76

Total Equity ($MM)



CAGR: 41%
$1,250
$1,000
$750
$500
$250
$0
$80
$100
$131
$155
$220
$425
$593
$873
2002
2003
2004
2005
2006
2007
2008
2009
Sept. 2010

Total Client Assets ($BN)



CAGR: 26%
$120
$100
$80
$60
$40
$20
$0
$16
$20
$20
$27
$35
$59
$52
$91
$100
2002
2003
2004
2005
2006
2007
2008
2009
Sept. 2010

Financial Advisors (3)



CAGR: 17%
647
621
644
735
1,163
1,315

Book Value Per Share



CAGR: 25%
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$5.91
$7.23
$9.02
$10.21
$12.35
$18.36
$22.68
$28.86
$35.52
2002
2003
2004
2005
2006
2007
2008
2009
Sept. 2010

(1) 2010 net revenues are annualized using the nine months ended 9/30/10. (2) Core Net Income is annualized using the nine months ended 9/30/10 and excludes merger-related equity compensation expenses and restructuring charges. (3) Includes Independent Contractors. CAGR reflects years 2002 to 2010.

STIFEL FINANCIAL

15 Years of Growth

1995 – 2010E Net Revenue ($MM)



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2010 is expected to be the 15th consecutive year of Record Net Revenue
CAGR since 1995: 20%
CAGR since 2005: 38%
$87
$110
$123
$127
$141
$178
$177
$188
$217
$247
$264
$452
$763
$870
$1,091
$1,308
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010 Annlzd

2010 net revenues are pro forma including TWP and are annualized using the nine months ended 9/30/10.

Stifel Financial Overview

STIFEL FINANCIAL

Stifel's Peer Analysis Shows Continued Strength

Peer Analysis – 2000 to Present



1000%
800%
600%
400%
200%
0%
-200%
861%
130%
-8%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Stifel Financial Corp (23.2% CAGR)
Peer Group (2.3% CAGR
S&P 500 (-0.8% CAGR)

Prices as of 11/11/10. Peer Group consists of following firms: Oppenheimer Holdings, SWS Group, Inc., Sanders Morris Harris Group, Inc., Stifel Financial, Corp., Raymond James Financial, Jeffries Group, Legg Mason, Goldman Sachs Group and Morgan Stanley.

Stifel Financial Overview

STIFEL FINANCIAL

Cumulative Price Appreciation As of November 11, 2010

Since 12/31/07 – 3 Years	
Stifel Financial Corp.	55.93%
Evercore Partners	49.88%
Greenhill & Co.	19.42%
Jefferies Group	10.24%
KBW	-0.04%
Raymond James Financial	-6.12%
Lazard	-7.67%
JMP Group	-16.04%
S&P 500 Index	-17.35%
Goldman Sachs Group	-22.01%
Piper Jaffray	-28.43%
Sanders Morris Harris	-37.85%
Oppenheimer	-39.01%
SWS Group	-48.22%
Morgan Stanley	-50.46%
Legg Mason	-53.66%
Cowen Group	-55.73%
FBR Capital Markets	-61.06%

Since 12/31/05 – 5 Years	
Stifel Financial Corp.	118.08%
Greenhill & Co.	41.36%
Goldman Sachs Group	31.32%
Oppenheimer	29.21%
Raymond James Financial	22.09%
Lazard	17.74%
Jefferies Group	12.98%
S&P 500 Index	-2.78%
Piper Jaffray	-17.95%
SWS Group	-53.01%
Morgan Stanley	-53.63%
Sanders Morris Harris	-61.13%
Legg Mason	-71.68%
Evercore Partners	NM
KBW	NM
JMP Group	NM
FBR Capital Markets	NM
Cowen Group	NM

Since 12/31/00 – 10 Years	
Stifel Financial Corp.	860.87%
Jefferies Group	225.25%
Raymond James Financial	97.81%
Goldman Sachs Group	56.83%
Sanders Morris Harris	49.88%
Oppenheimer	7.18%
Legg Mason	-6.70%
S&P 500 Index	-8.09%
SWS Group	-58.17%
Morgan Stanley	-66.80%
Evercore Partners	NM
Greenhill & Co.	NM
KBW	NM
Lazard	NM
JMP Group	NM
Piper Jaffray	NM
FBR Capital Markets	NM
Cowen Group	NM

Cumulative Stock Price Appreciation assumes closing price on 11/11/10 will be the price at 12/31/10.

Consolidation and Industry Retrenchments Drive our Growth

Stifel Strategy

- Continue to build client facing agency-only businesses in financial services
- Expand private client footprint in the U.S.
- Expand institutional equity business both domestically and internationally
- Grow investment banking
- Focus on asset generation within banking operations
- Enhance and accelerate Stifel Bank and Trust strategy
- Approach acquisition opportunities with discipline

Stifel Financial Overview

Stifel's Track Record in Integrating Transactions: Low Risk Opportunity

Thomas Weisel Partners
Experts in Growth

- Builds the premier middle-market investment bank with the scale and diversification to become a top-tier player
- Complementary fit with minimal overlap in research and investment banking
- Fast tracks growth in investment banking through expanded industry, product and geographic coverage
- Creates one of the largest U.S. equity research platforms
- Closed on July 1, 2010

UBS
(56 branches from UBS Financial Services)

- Successfully integrated UBS' private client group
- Revenue production in-line with expectations
- Achieving synergy objectives
- Last closing October 16, 2009

Butler Wick

- Successfully integrated Butler Wick's private client group and investment banking platforms
- Achieved cost savings objectives
- Closed December 2008

Ryan Beck & Co.

- Successfully integrated Ryan Beck's private client group and investment banking platforms
- Achieved cost savings objectives
- Closed February 28, 2007

Legg Mason

- Successfully integrated Legg's sales and trading, research and investment banking platforms
- Majority of Legg Mason Investment Banking Managing Directors remain with Stifel today
- Achieved cost savings objectives
- Remains core of Institutional Capital Markets business
- Closed December 1, 2005

II. Global Wealth Management

STIFEL FINANCIAL

Global Wealth Management

Provides Securities Brokerage Services and Stifel Bank Products

Overview

- Stifel has grown from 600+ financial advisors in 2005 to over 1,900 financial advisors[1]
- Stifel retail investors are generally mid- to long-term buyers
- Goal of providing price stability and support to the institutional order book
- Strategy of recruiting experienced advisors with established client relationships and further expanding U.S. footprint

Strength of Stifel's Brokerage Position

Rank	Company	Headquarters	RRs [2]	Client Assets [3]
1	Citigroup/Smith Barney	New York, NY	19,296	$1,034
2	Wells Fargo Securities	St. Louis, MO	16,678	1,000+
3	Merrill Lynch & Co	New York, NY	15,880	1,475
4	Edward D. Jones	St. Louis, MO	10,532	400
5	UBS Financial Services, Inc.	Weehawken, NJ	8,182	537
6	RBC Dain Rauscher	Minneapolis, MN	2,157	177
7	**Stifel Proforma [4]**	**St. Louis, MO**	**1,920**	**100**
8	Oppenheimer	New York, NY	1,395	NA
9	Raymond James Financial	New York, NY	1,218	170
10	Morgan Keegan & Co.	Memphis, TN	1,075	NA
11	Janney Montgomery	Philadelphia, PA	857	NA
12	Robert Baird	Milwaukee, WI	591	NA
13	Hilliard Lyons	Louisville, KY	410	NA

Net Revenues ($MM)



$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
CAGR: 28%
$187
$197
$231
$441
$471
$591
$809
2004
2005
2006
2007
2008
2009
2010

Operating Contribution ($MM)



$180
$150
$120
$90
$60
$30
$0
CAGR: 24%
$48
$48
$50
$96
$98
$100
$175
2004
2005
2006
2007
2008
2009
2010

(1) Includes Independent Contractors. (2) Source: SIFMA 2008 Year Book Retail RRs. (3) Source: Company Data, Goldman Sachs Research. $ in billions. (4) Stifel data is as of 9/30/2010.
Note: 2010 Net Revenues and Operating Contribution are annualized using the nine months ended 9/30/2010.

Global Wealth Management

- Since the acquisition of Butler Wick, 728 Financial Advisors have joined Stifel, 397 through both the Butler Wick and UBS acquisitions
- Stifel expects to see opportunities resulting from continued dislocation from competitors

GWM Account Growth



GWM Accounts
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
172,751
180,639
213,973
340,235
375,165
607,661
628,081
December 2004
December 2005
December 2006
December 2007
December 2008
December 2009
September 2010

GWM Broker Growth (1)



Financial Advisors
2,500
2,000
1,500
1,000
500
0
621
644
735
1,163
1,315
1,885
1,920
December 2004
December 2005
December 2006
December 2007
December 2008
December 2009
September 2010

GWM Branch Growth



Branch Growth
300
250
200
150
100
50
0
86
92
111
148
196
272
279
2004
2005
2006
2007
2008
2009
September 2010

(1) Includes Independent Contractors.

Global Wealth Management

STIFEL FINANCIAL

Stifel Bank & Trust Overview

Low Risk Asset Growth

- Assets of $1.50 billion, up 34% from the prior year-end balance of $1.14 billion
- Investment portfolio of $830 million, up 44% from the prior year-end balance of $579 million
- Loan portfolio of $479 million, up 20% from prior year-end balance of $401 million
- Deposits of $1.4 billion, up 34% from prior year balance of $1.03 billion

Strategy & Opportunity

- Maintain solid asset quality:
  - Non-performing loans to gross loans of 0.30%
  - Non-performing assets to total assets of 0.20%
  - $0.1 million LTM losses on $1.5 billion in assets
- Offer banking products (securities based loans and mortgage loans) within the GWM client base, including establishing trust services
- Maintain high levels of liquidity to capitalize on opportunities

Interest Earning Assets

($ in thousands)	As of			Percent of total		
	9/30/10	12/31/09	6/30/09	6/30/10	12/31/09	6/30/09
Agency investments	$ 645,316	$ 434,031	$ 28,536	49.5%	44.3%	7.9%
Consumer	245,239	226,648	30,025	18.8%	23.1%	8.3%
Non-agency investments	184,811	144,457	104,702	14.2%	14.7%	29.0%
Mortgage	191,716	143,443	123,705	14.7%	14.6%	34.3%
Commercial	37,004	30,993	73,823	2.8%	3.2%	20.5%
Total interest earning assets	$ 1,304,086	$ 979,572	$ 360,791	100%	100%	100%

III. Institutional Group

Institutional Group

STIFEL FINANCIAL

Overview

- Provides securities brokerage, trading, research services, as well as underwriting and corporate advisory
- SF has opportunistically expanded talent pool
  - Victor Nesi, Co-Head of Institutional Group (June 2009)
  - William Heinzerling, Head of Fixed Income Capital Markets (May 2009)
  - Hired an 11-person sales & trading team from Bear Stearns, eight senior healthcare investment banking professionals, a four-person convertible securities team from Banc of America, and strategic hires from Wachovia, JPMorgan, Barclays and other top firms.
- TWPG acquisition is highly complementary

Net Revenues ($MM)(1)



$800
$600
$400
$200
$0
CAGR: 14%
$295
$275
$455
$559
$587
$668
$639
$239
$214
$251
$256
$197
$174
2004
2005
2006
2007
2008
2009
2010 Annualized
TWPG
SF

Equity Capital Markets ($MM)(1)



$491
$401
$412
$419
$434
$257
$256
$251
$197
$174
$239
$214
TWPG
SF

Fixed Income ($MM)



$17
$18
$54
$65
$175
$249
$206
SF

(1) Excludes TWPG Asset Management revenues. 2010 represents the first nine months annualized for Stifel and the first six months annualized for TWPG.

STIFEL FINANCIAL

One of the Largest U.S. Equity Research Platforms

#1 U.S. Equity Research Coverage[1]

Rank	Firm	Companies Under Coverage: Overall	Companies Under Coverage: Small Cap
1	JP Morgan	1,056	204
2	**Stifel Nicolaus & Co.**	**1,025**	**374**
3	BofA Merrill Lynch	931	166
4	Barclays Capital	891	136
5	Deutsche Bank Securities	846	167
6	Citi	799	112
7	Goldman Sachs	795	86
8	RBC Capital Markets	792	217
9	**Raymond James**	**775**	**278**
10	Credit Suisse	755	124
11	UBS	738	88
12	Morgan Stanley	723	94
13	**Jefferies & Co.**	**680**	**209**
14	Wells Fargo Securities, Llc.	650	151
15	**Robert W. Baird & Co., Inc.**	**605**	**204**
16	Morningstar, Inc.	571	76
17	**Oppenheimer & Co.**	**570**	**178**
18	Sidoti & Company LLC	561	362
19	BMO Capital Markets	513	122
20	**Piper Jaffray**	**495**	**202**
21	**Macquarie Research Equities**	**489**	**119**
22	**Keefe, Bruyette & Woods**	**427**	**202**
23	Argus Research Company	419	NA
24	**FBR Capital Markets**	**408**	**129**
25	**Keybanc Capital Markets**	**398**	**143**

Bold indicates middle-market firms.

Significant Coverage Across All Market Caps[2]


Small Cap, 38%
Large Cap, 26%
Mid Cap, 36%

Breadth Of Coverage Across Industry Sectors


Financial Institutions, 18%
Real Estate, 7%
Technology, 19%
Education, 1%
Energy & Power, 13%
Diversified Industrials, 3%
Consumer & Retail, 12%
Aerospace, Defense & Gov't Svcs., 4%
Healthcare, 9%
Transportation, 4%
Internet, Media & Telecom, 5%
Metals & Mining, 5%

(1) Source: Starmine and Thomson Reuters rankings as of 9/30/10. Does not include Closed End Funds.
(2) Small Cap includes market caps less than $1 billion; Mid Cap includes market caps less than $5 billion.
Note: Research coverage distribution as of 10/29/10.

Research Accolades

#1 in WSJ "Best on the Street" Survey (1)

Rank	Broker	# of Awards
1	**Stifel**	**14**
2	Credit Suisse	8
3	Deutsche Bank	7
3	J.P. Morgan Chase	7
3	UBS	7
6	BofA Merrill Lynch	6
6	**Raymond James**	**6**
6	Wells Fargo	6
9	Barclays Capital	5
9	Citigroup	5
9	**Keefe Bruyette & Woods**	**5**
9	**KeyBanc Capital Markets**	**5**
9	**Oppenheimer & Co.**	**5**
9	Standard & Poor's	5
15	BMO Capital Markets	4
15	CL Kin & Associates	4
15	**Cowen & Co.**	**4**
15	Goldman Sachs	4
15	**Jefferies**	**4**
15	**JMP Securities**	**4**
15	Morgan Stanley	4
15	**William Blair**	**4**

Highlights

- #1 ranked research group of investment banks by awards in 2010 Wall Street Journal poll with 14 analysts
- #2 U.S. Ranking for 2009 FT/StarMine World's Top Analysts
- #1 ranked equity research group for earnings estimate accuracy in StarMine's 2008 and 2007 domestic rankings
- First firm to be ranked #1 by Starmine for both earnings accuracy and stock picking
- Cover approximately 50% of the S&P 500

Analyst Profile

- > 50% of Analysts worked in the field they cover
- > 50% of Analysts started as Stifel Associates
- Average sell side experience is > 10 Years and more than 33% of Analysts are CFA's

StarMine Broker Rankings (2)

Rank	Broker	# of Awards
1	Goldman Sachs	23
2	**Stifel**	**17**
3	BofA Merrill Lynch	15
4	Citigroup	13
4	Credit Suisse	13
4	**Robert W. Baird**	**13**
7	Barclays Capital	12
7	RBC Capital Markets	12
7	UBS	12
10	**Raymond James**	**11**

(1) Source: Wall Street Journal, 2010 "Best on the Street" Survey; includes Stifel and TWP. (2) Source: StarMine Monitor.
Note: Bold indicates middle-market firms.

Institutional Group

STIFEL FINANCIAL

Powerful Institutional Equity Sales and Trading Platform

Institutional Equity Sales

- 120 person sales force, commission based
- Experts in small and mid cap growth and value
- Team based sales model with 2-4 coverage sales people per account
- Team leaders have an average of 15 years experience
- Offices in all major institutional markets in North America & Europe
- Accounts range from large mutual funds to small industry focused investors
- Managed over 800 non-deal roadshow days in 2009
- Extensive experience with traditional and overnight corporate finance transactions

Equity Trading

- 35 coverage traders located in Baltimore, New York, Boston, Dallas, San Francisco, Denver, Cleveland and London
- 20 position traders covering each major industry
- Agent model – no proprietary trading or prime brokerage
- Profitable model with advantages of scale

U.S. Trading Volume: Middle Market Banks (1)

Rank	Firm	Shares in Millions
1	Jefferies	19,502
2	**Stifel Nicolaus**	**12,784**
3	Cowen	7,423
4	Oppenheimer	6,823
5	Cantor Fitzgerald	6,556
6	HSBC	6,038
7	Raymond James & Associates	5,357
8	Robert W. Baird	5,344
9	Friedman Billings Ramsey	5,069
10	Piper Jaffray	4,868
11	Wells Fargo	3,816
12	Keefe Bruyette Woods	3,329
13	Natexis Bleichroeder	3,291
14	Hapoalim Securities	3,035
15	Jesup & Lamont	3,030
16	Noble Financial Group	2,895
17	Brown Brothers Harrman	2,743
18	William Blair	2,559
19	Leerink Swann	2,115
20	Morgan Keegan	2,043
21	Sterne Agee	1,911
22	Macquarie	1,873
23	BMO Capital Markets	1,732
24	JMP Securities	1,672
25	Keybanc Capital Markets	1,621

(1) 2009 U.S. Trading Volume per Bloomberg. Ranking reflects rank among middle-market investment banks.

Institutional Group

STIFEL FINANCIAL

Strong Fixed Income Capital Markets Capabilities

Overview

- Comprehensive platform
  - Approximately 50 traders averaging 14 years of experience
  - Annual client trade volume approaching $200 billion
- *Institutional Investor All-Star* nominated team
- Widespread distribution
  - Over 100 fixed income sales professionals covering over 3,200 accounts
  - 30 institutional fixed income offices nationwide

Platform & Products

- Focus on long-only money managers and income funds versus hedge funds
- Consistency of execution
- Identification of relative value through security selection

- Agency/Gov't Securities
- Aircraft Finance & Credit Solutions
- Asset-Backed Securities
- Emerging Markets
- High Yield Credit
- Investment Grade Credit
- Money Markets
- Mortgages
- Municipals
- Structured Products
- Whole Loans

Client Distribution



Other, 7%
Credit union, 5%
Government, 6%
Insurance, 7%
Broker/Dealer, 13%
Money Manager, 34%
Bank/Thrift, 28%

Total Trading Volume ($BN)



$200
$160
$120
$80
$40
$0
$61
$80
$121
$188
2006
2007
2008
2009

Institutional Group

STIFEL FINANCIAL

Investment Banking Overview

- Full-Service, Industry-Focused Middle-Market Investment Bank
- Over 250 Investment Banking Professionals
- Operates under the Stifel Nicolaus Weisel name.

Investment Banking Product Areas

Capital Markets

- Equity & Convertible
  - Initial public offerings
  - Follow-on offerings
  - At-the-market offerings
  - PIPEs, registered directs, confidentially marketed offerings
  - Convertible securities
  - Special situations block trading and buybacks
  - Stock distributions for fund LPs
  - U.S. & Canadian listings
- Fixed Income
  - High yield debt
  - Investment grade debt
  - Preferred securities
  - Corporate banking
  - Structured finance
  - Asset-backed securities

M&A Advisory

- Sale & acquisition advisory
- Recapitalizations
- Restructurings
- Corporate divestitures
- Buyouts/take privates
- Fairness opinions & valuations

Private Placements

- Common stock
- Preferred stock
- Preferred securities
- Term loans
- Secured debt
- Unsecured debt
- Convertible securities
- Sub debt
- High yield debt

YTD[1] Investment Banking Revenues


Advisory 39%
Equity Capital Raising 48%
Fixed Income Capital Raising 13%

(1) YTD represents the first nine months of 2010.

STIFEL FINANCIAL

Accomplished U.S. Equity Underwriting Franchise – All Equity Transactions

All Managed Equity Deals Since 2005

Rank	Firm ($ in billions)	# of Deals	$ Volume
1	Bank of America Merrill Lynch	1,087	$667.2
2	JPMorgan	1,016	$587.1
3	UBS	810	$449.0
4	Citi	791	$463.9
5	Wells Fargo Securities	758	$374.8
6	Morgan Stanley	719	$467.6
7	Barclays Capital	660	$378.2
8	Credit Suisse	650	$418.5
9	Goldman Sachs	606	$421.0
10	Deutsche Bank	570	$325.8
11	RBC Capital Markets	552	$203.3
12	**Stifel Nicolaus Weisel**	**541**	**$128.8**
13	**Oppenheimer & Co Inc**	**397**	**$73.3**
14	**Raymond James**	**383**	**$124.6**
15	**Piper Jaffray & Co**	**346**	**$88.7**
16	**Jefferies & Company**	**324**	**$71.5**
17	**Keefe Bruyette & Woods**	**242**	**$103.1**
18	Robert W Baird & Co	214	$60.5
19	**BMO Capital Markets**	**213**	**$73.1**
20	**KeyBanc Capital Markets**	**209**	**$58.9**
21	**Cowen & Co LLC**	**198**	**$56.2**
22	**William Blair & Co LLC**	**190**	**$35.4**
23	**JMP Securities LLC**	**171**	**$29.3**
24	**Morgan Keegan & Co**	**164**	**$56.1**
24	**FBR Capital Markets**	**164**	**$40.5**

Bookrun Equity Deals Since 2005

Rank	Firm ($ in billions)	# of Deals	$ Volume
1	Bank of America Merrill Lynch	813	$168.1
2	JPMorgan	678	$147.3
3	Morgan Stanley	562	$120.8
4	Citi	557	$114.7
5	UBS	490	$69.0
6	Goldman Sachs	476	$138.8
7	Barclays Capital	445	$71.5
8	Credit Suisse	411	$63.3
9	Deutsche Bank	300	$38.5
10	Wells Fargo Securities	297	$39.9
11	RBC Capital Markets	126	$11.9
11	**Jefferies & Company**	**126**	**$9.0**
13	**Stifel Nicolaus Weisel**	**93**	**$6.3**
14	**Piper Jaffray & Co**	**90**	**$4.6**
15	**Oppenheimer & Co Inc**	**88**	**$4.0**
16	**Keefe Bruyette & Woods**	**85**	**$7.2**
17	**Raymond James**	**78**	**$6.0**
18	**Sandler O'Neill & Partners**	**63**	**$5.0**
19	**FBR Capital Markets**	**56**	**$5.2**
20	**Roth Capital Partners**	**51**	**$1.7**
21	**Robert W Baird & Co**	**41**	**$2.7**
22	**Cowen & Co LLC**	**40**	**$1.9**
23	**Lazard Capital Markets**	**35**	**$2.0**
23	**Canaccord Genuity Corp**	**35**	**$2.4**
23	BMO Capital Markets	35	$3.8

Source: Dealogic. Rank eligible SEC registered IPOs and Follow-On offerings since 2005. Includes demutualizations. As of 9/30/10.
Note: $ Volume represents full credit to underwriter for All Managed Equity Deals and apportioned credit to bookrunner for Bookrun Equity Deals.
Note: Stifel results based on pro forma figures for both Stifel and TWP.
Note: Bold font indicates middle-market firms.

Leadership in the Venture Capital Community

Selected Venture Capital-Backed IPOs

$86,250,000 tripwire Initial Public Offering Joint Bookrunning Manager *Pending*	$75,000,000 Tangoe Initial Public Offering Joint Bookrunning Manager *Pending*	$115,000,000 Inphi Initial Public Offering Co-Manager *Pending*	$97,520,000 AMYRIS Initial Public Offering Co-Manager *September 2010*
$65,550,000 sciQuest Initial Public Offering Sole Bookrunning Manager *September 2010*	$62,257,585 mediamind Initial Public Offering Co-Manager *August 2010*	$155,740,000 INTRALINKS Initial Public Offering Co-Manager *August 2010*	$72,450,000 ENVESTNET Initial Public Offering Co-Manager *July 2010*
$128,800,000 QlikView Initial Public Offering Co-Manager *July 2010*	$230,000,000 RealD Initial Public Offering Co-Manager *July 2010*	$88,800,000 hiSoft Initial Public Offering Co-Manager *June 2010*	$85,000,000 fabrinet Initial Public Offering Co-Manager *June 2010*
$53,123,733 convio Initial Public Offering JointBookrunning Manager *April 2010*	$56,534,376 SPS commerce Initial Public Offering Sole Bookrunning Manager *April 2010*	$103,749,996 MaxLinear Initial Public Offering Co-Manager *March 2010*	$122,666,672 LogMeIn Initial Public Offering Co-Manager *June 2009*

Venture-Backed IPOs 2005 – 10/31/2010

($ in billions)

Rank	Firm	# of Deals	$ Volume
1	Stifel Nicolaus Weisel	81	$10.9
2	JPMorgan	62	$10.5
2	Morgan Stanley	62	$9.3
4	Bank of America Merrill Lynch	56	$11.2
4	**Piper Jaffray & Co**	**56**	**$6.9**
6	**Cowen & Co LLC**	**52**	**$4.6**
7	**Jefferies & Company**	**40**	**$5.2**
8	Deutsche Bank	39	$5.3
9	**Oppenheimer & Co Inc**	**36**	**$3.4**
10	Credit Suisse	35	$4.4
11	Goldman Sachs	32	$4.9
12	**William Blair & Co LLC**	**31**	**$3.4**
12	Barclays Capital	31	$3.3
14	RBC Capital Markets	29	$3.0
15	Wells Fargo Securities	28	$4.3
16	**JMP Securities LLC**	**27**	**$2.5**
16	**Needham & Company, LLC**	**27**	**$2.2**
18	Citi	26	$4.3
19	UBS	25	$4.5
20	**Lazard Capital Markets**	**19**	**$1.6**
21	**Pacific Crest Securities LLC**	**18**	**$1.9**
22	**Leerink Swann LLC**	**17**	**$1.3**
23	**Pacific Growth Equities LLC**	**16**	**$0.9**
24	**Panmure Gordon/Think Equity**	**12**	**$1.6**
25	**Raymond James**	**11**	**$2.9**

Source: Venture backed IPOs rankings based on Dealogic and Thomson One data as of 10/31/10.
Note: Bold font indicates middle-market firms.

Strong Momentum and Track Record as Bookrunner


6,000
5,000
4,000
3,000
2,000
1,000
0
Deal Value ($mm)
70
60
50
40
30
20
10
0
No. Deals
2002
2003
2004
2005
2006
2007
2008
2009
2010E
No. Deals
Deal Value

% of Deals Bookrun	17%	23%	19%	24%	17%	26%	16%	20%	30%	**Filed/Mandated Pipeline** 42%

$120,000,000 New Century Transportation, Inc. Initial Public Offering Joint Bookrunning Manager *Pending*	$50,000,000 nexsan Initial Public Offering Bookrunning Manager *Pending*	$86,250,000 tripwire Initial Public Offering Joint Bookrunning Manager *Pending*	$75,000,000 Erickson Air-Crane Incorporated Initial Public Offering Joint Bookrunning Manager *Pending*	$143,750,000 Sabre Initial Public Offering Joint Bookrunning Manager *Pending*	$75,000,000 Tangoe Initial Public Offering Joint Bookrunning Manager *Pending*	$100,000,000 Primo Water Initial Public Offering Sole Bookrunning Manager *November 2010*	$21,450,000 LeCroy Confidentially Marketed Follow-on Offering Joint Bookrunning Manager *November 2010*	$50,000,000 OncoGenex Confidentially Marketed Follow-on Offering Sole Bookrunning Manager *October 2010*
$34,781,730 Standard Financial Corp Initial Public Offering Full Conversion Financial Advisor and Sole Manager *October 2010*	$10,010,000 Center Bancorp, Inc. Registered Direct Sole Bookrunning Manager *September 2010*	$34,232,000 Charter Financial Follow-on Incremental Offering Financial Advisor and Sole Bookrunning Manager *September 2010*	$65,550,000 sciQuest Initial Public Offering Sole Bookrunning Manager *September 2010*	$186,840,000 Home Properties At-the-Market Offering Joint Agent *Commenced September 2010*	$17,221,850 FedFirst Financial Corporation Initial Public Offering Second Step Conversion Financial Advisor and Sole Bookrunning Manager *August 2010*	$8,000,000 UQM At-the-Market Offering Sole Agent *Commenced September 2010*	$86,228,438 First Commonwealth Financial Corporation Follow-on Offering Joint Bookrunning Manager *August 2010*	$31,500,000 Oneida Financial Initial Public Offering Second Step Conversion Financial Advisor and Sole Bookrunning Manager *July 2010*

Note: Includes all U.S. and Canadian bookrun IPOs and underwritten equity and equity-linked offerings since 2002. 2010 results based on current YTD run rate.

Recent Bookrun SaaS IPOs

$65,550,000	$53,123,733	$56,534,376
sciQuest	convio	SPS commerce
Initial Public Offering Sole Bookrunning Manager *September 2010*	Initial Public Offering JointBookrunning Manager *April 2010*	Initial Public Offering Sole Bookrunning Manager *April 2010*

	SciQuest	Convio	SPS Commerce
Market Cap @ IPO (mm)	$131	$147	$193
Offer to 1 Day	13%	14%	29%
Offer to 1 Week	11%	10%	27%
LTM/NTM Revenue	$37.7 / $42.1	$63.1 / $68.0	$39.5 / $45.1
LTM/NTM EBITDA	$3.2 / $8.2	$6.6 / $7.3	$9.6 / $7.9
EV/Revenue @ Pricing (2010E / 2011E)	2.7x / 2.3x	1.8x / 1.7x	3.9x / 3.4x
EV/Revenue Current (2010E / 2011E)	2.9x / 2.5x	1.8x / 1.7x	5.3x / 4.6x
EV/EBITDA @ Pricing (2010E / 2011E)	35.5x / 20.9x	16.7x / 12.1x	18.9x / 16.7x
EV/EBITDA Current (2010E / 2011E)	27.7x / 20.9x	15.9x / 12.2x	25.8x / 22.8x
VC Ownership	BVCF, CID Capital, River Cities Capital, Split Rock Partners	Granite Ventures, Austin Ventures, El Dorado Ventures, Adams Street Partners	Trinity Ventures; Intersouth Partners
Bookrunner Selection Process	SciQuest selected SNW without conducting a formal bakeoff based on our experience with SaaS models and the supply-chain management sector	SNW was originally mandated as co-lead manager alongside Goldman Sachs, but management asked us to bookrun the deal after Goldman balked on the transaction	SPS Commerce selected SNW based on our ability to execute a micro-cap IPO that would allow long-term VC investors to achieve significant liquidity at the IPO (39% Sec)

STIFEL FINANCIAL

Completed 72 Capital Markets Offerings Since 7/1/10, Including 15 IPOs

Amount	Company	Offering	Role	Date
$62,500,000	Hercules	Follow-on Offering	Joint Bookrunning Manager	November 2010
$8,325,348,554	BlackRock	Follow-on Offering	Co-Manager	November 2010
$81,600,000	Inphi	Initial Public Offering	Co-Manager	November 2010
$100,000,000	Primo Water	Initial Public Offering	Sole Bookrunning Manager	November 2010
$125,000,000	SodaStream	Initial Public Offering	Co-Manager	November 2010
$24,667,500	LeCroy	Confidentially Marketed Follow-on Offering	Joint Bookrunning Manager	November 2010
$166,750,000	Hersha	Follow-on Offering	Co-Manager	October 2010
$34,781,730	Standard Financial Corp.	Initial Public Offering Full Conversion	Financial Advisor and Sole Manager	October 2010
$50,000,000	OncoGenex	Confidentially Marketed Follow-on Offering	Sole Bookrunning Manager	October 2010
C$125,050,000	Platinum Group Metals	Follow-on Offering	Co-Manager	October 2010
$100,000,000		Initial Public Offering	Co-Lead Manager	October 2010
$175,000,000	DuPont Fabros Technology	Preferred Stock	Co-Manager	October 2010
$17,221,850	FedFirst Financial Corporation	Initial Public Offering Second Step Conversion	Financial Advisor and Sole Bookrunning Manager	September 2010
$193,602,500	Cypress Sharpridge	Follow-on Offering	Co-Lead Manager	September 2010
$34,232,000	Charter Financial	Follow-on Incremental Offering	Financial Advisor and Sole Bookrunning Manager	September 2010
$97,520,000	Amyris	Initial Public Offering	Co-Manager	September 2010
$225,000,000	Omega Healthcare Investors, Inc.	Senior Notes	Co-Manager	September 2010
$226,366,046	Towers Watson	Follow-on Offering	Co-Manager	September 2010
$65,550,000	SciQuest	Initial Public Offering	Sole Bookrunning Manager	September 2010
$420,900,000	Healthcare REIT	Follow-on Offering	Co-Manager	September 2010
$103,000,000	Consol Energy	Senior Notes	Sole Bookrunning Manager	September 2010
$86,093,500	GT Solar Incorporated	Follow-on Offering	Lead Manager	September 2010
$34,580,000	Vical	Confidentially Marketed Follow-on Offering	Lead Manager	September 2010
$419,635,000	Inergy, L.P.	Follow-on Offering	Co-Manager	September 2010
$186,840,000	Home Properties	At-the-Market Offering	Joint Agent	Commenced September 2010
$10,010,000	Center Bancorp, Inc.	Registered Direct	Sole Bookrunning Manager	September 2010
$86,228,438	First Commonwealth Financial Corporation	Follow-on Offering	Joint Bookrunning Manager	August 2010
$500,000,000	Arch Coal, Inc.	Senior Unsecured Notes	Co-Manager	August 2010
$660,110,000	Smart Technologies	Initial Public Offering	Co-Manager	July 2010
$22,950,000	Colonial Financial Services, Inc.	Initial Public Offering Second Step Conversion	Financial Advisor and Sole Bookrunning Manager	July 2010
$230,000,000	RealD	Initial Public Offering	Co-Manager	July 2010
$31,500,000	Oneida Financial	Initial Public Offering Second Step Conversion	Financial Advisor and Sole Bookrunning Manager	July 2010

Note: Selected Capital Markets Transactions

STIFEL FINANCIAL

Strategic M&A Capabilities Driven by Deep Sector Knowledge

M&A Industry Group Focus

Industry Groups	Sectors	# Transactions	Value ($ billions)
Aerospace, Defense & Gov't Services	Aerospace & Defense, Specialty Defense & Homeland Security, Government Services	36	$2.8
Cleantech	Renewables, Energy Efficiency & Smart Grid, Energy Storage, Advanced Transportation & Fuels	5	$0.2
Consumer & Retail	Food & Beverage, Gaming & Entertainment, Hardlines Retail, Softlines Retail, Products & Lifestyles, Restaurants	64	$4.3
Diversified Industrials	Building Products & Construction Materials, Business Services, Capital Equipment, Engineering & Construction, Heavy Machinery, Infrastructure, Instruments & Controls, Waste & Environmental Services	92	$3.0
Education	Education & e-Learning	23	$1.0
Energy & Natural Resources	Oil Exploration & Production, Oilfield Services, Utilities, MLPs, and Royalty Trusts	29	$5.8
Financial Institutions	Asset Management, BDCs, Depository Institutions, Mortgage REITs, Specialty Finance	161	$10.8
Healthcare	Biotech, Devices, Diagnostics & Tools, Information Technology, Services	68	$13.6
Internet, Media & Communications	Media & Entertainment, Internet Services, Telecom Services	105	$24.2
Metals & Mining	Precious & Base Metals, Basic Materials, Coal	29	$5.2
Real Estate	Health Care REITs, Industrial REITs, Retail REITs, Lodging REITs, Multi-Family REITs, Office REITs	23	$13.1
Technology	Electronics & Supply Chain, Equipment & Storage, IT Services, Semiconductors, Software	126	$80.2
Transportation & Logistics	Airlines, Logistics, Railroads, Trucking, Airfreight & Barge	14	$2.4
Total		**775**	**$166.7**

Transaction Role

Buyside	24%
Sell-side	49%
Strategic Advisor [(1)]	27%

Differentiated Approach

- Dedicated senior M&A expertise
- Independent from common Wall Street conflicts
- Deep industry and cross-border expertise
- Qualified to execute complex, public-to-public as well as private M&A

As of 10/25/10. Represents period since 2000.

(1) Strategic Advisor role includes Fairness Opinions, Merger of Equals, Recapitalizations and other Strategic Investments.

STIFEL FINANCIAL

IV. Third Quarter 2010 Financial Results

"Our record net revenues and operating results demonstrate the diversity of our platform and our ability to navigate through changing economic conditions. We have made significant investments in our associates and infrastructure, the latest being the completion of the merger with Thomas Weisel Partners. As we build out our investment bank, we believe we are well positioned to take advantage of future opportunities," said Ronald J. Kruszewski, Chairman, President and Chief Executive Officer.

Highlights: Three Months Ended September 30, 2010

- Record net revenues of $340.4 million, an 18% increase over the 3rd quarter of 2009 and a 4% increase over the 2nd quarter of 2010.
  - The Global Wealth Management (GWM) segment posted record net revenues of $207.5 million, a 31% increase over the 3rd quarter of 2009 and a 4% increase over the 2nd quarter of 2010.
  - The Institutional Group (IG) segment posted record net revenues of $138.0 million, a 6% increase over the 3rd quarter of 2009 and an 11% increase over the 2nd quarter of 2010.
- Excluding acceleration of deferred compensation and merger-related charges, non-GAAP net income was $29.6 million, or $0.72 per diluted share,[1] compared to net income of $22.1 million, or $0.67 per diluted share, for the 3rd quarter of 2009 and non-GAAP income of $24.1 million, or $0.69 per diluted share, for the 2nd quarter of 2010.
- GAAP net loss of $84.3 million, or $2.47 per basic share.[2]
- Non-GAAP pre-tax margin for the three months ended September 30, 2010 was 15% compared to 11% for the 3rd quarter of 2009 and 11% for the 2nd quarter of 2010.
- For the three months ended September 30, 2010, non-GAAP annualized return on average equity was 11% compared to 12% for the 3rd quarter of 2009 and 11% for the 2nd quarter of 2010.

(1) A reconciliation of GAAP results to these non-GAAP measures can be found on page 31.

(2) GAAP earnings per share for the three months ended September 30, 2010 is calculated using the basic weighted average number of common shares outstanding of 34.1 million, not fully dilutive shares of 41.2 million as they are anti-dilutive in periods a loss is incurred. Net loss for the three months ended September 30, 2010 using fully dilutive shares was $2.05.

Stifel Financial Corp. Results

STIFEL FINANCIAL

Three months ended September 30, 2010

($ in thousands, except per share amounts)	Three Months Ended September 30, 2010 GAAP	Merger-Related Charges [1]	Non-GAAP	Quarter Ended 9/30/09 (GAAP)	% Change[2]	Ended 6/30/09 (Non-GAAP)	% Change[2]
Net revenues	$ 340,388	$ 939	$ 341,327	$ 289,683	17.8%	$ 328,009	4.1%
Compensation and benefits	395,936	(183,176)	212,760	193,131	10.2%	213,788	(0.5%)
Non-comp operating expenses	87,008	(8,495)	78,513	65,716	19.5%	73,251	7.2%
Total non-interest expenses	482,944	(191,671)	291,273	258,847	12.5%	287,039	1.5%
Income/(loss) before income taxes/(benefit)	(142,556)	192,610	50,054	30,836	62.3%	40,970	22.2%
Provision for income taxes/(benefit)	(58,220)	78,635	20,415	8,698	134.7%	16,910	20.7%
Net income/(loss)	$ (84,336)	$ 113,975	$ 29,639	$ 22,138	33.9%	$ 24,060	23.2%
Earnings per share: [3]							
Basic	$ (2.47)	$ 3.34	$ 0.87	$ 0.77	13.0%	$ 0.78	11.5%
Diluted	$ (2.47)	$ 2.77	$ 0.72	$ 0.67	7.5%	$ 0.69	4.3%
Ratios to net revenues:							
Compensation and benefits	116.3%		62.3%	66.7%		65.2%	
Non-comp operating expenses	25.6%		23.0%	22.7%		22.3%	
Income/(loss) before income taxes/(benefit)	(41.9%)		14.7%	10.6%		12.5%	

[1] Merger-related charges consist of: amortization of backlog intangible of $0.9 million, non-cash deferred compensation charges of $181.1 million and merger-related charges of $11.5 million.

[2] Quarterly results compare non-GAAP results for the quarter ended September 30, 2010 to non-GAAP results for the quarter ended June 30, 2010 and to GAAP results for the year-ago period.

[3] GAAP earnings per share is calculated using the basic weighted average number of common shares outstanding of 34.1 million, not fully dilutive shares as they are anti-dilutive in periods a loss is incurred. Net loss for the three months ended September 30, 2010, using fully dilutive shares of 41.2 million was $2.05.

Estimated TWPG Merger-Related Expenses

STIFEL FINANCIAL

($ in thousands)	Quarter Ended 6/30/10 Plan	6/30/10 Actual	9/30/10 Plan	9/30/10 Actual	12/31/10 Plan	3/31/11 Plan
Operating expenses:						
Compensation and benefits	$ 3,100	$ 3,100	$ 177,050	$ 183,176 (1)	$ 700	-
Non-comp operating expenses	1,900	1,900	12,800	8,495	10,000 (3)	2,000
Total operating expenses	$ 5,000	$ 5,000	$ 189,850	$ 191,671	$ 10,700	$ 2,000
After-tax impact	$ 3,000	$ 3,000	$ 113,910	$ 113,975	$ 6,420	$ 1,200
Impact to diluted EPS (net of tax)	$ (0.09)	$ (0.09)	$ (2.68) (2)	$ (2.77)	$ (0.15) (2)	$ (0.03) (2)

(1) Includes non-cash compensation expense related to the modification of our deferred compensation plan of $181.1 million ($169.3 million of unit expense and $11.8 million of optional investment awards) and other merger-related costs.

(2) Calculated using an effective tax rate of 40% and fully-diluted shares outstanding of 42.5 million.

(3) Non-comp operating expenses plan for the quarter ended December 31, 2010 is a revised estimate compared to the $2.3 million previously disclosed in our August 12, 2010 presentation.

Highlights: Nine Months Ended September 30, 2010

STIFEL FINANCIAL

- Record net revenues of $980.4 million, a 27% increase over the comparable period in 2009.
  - The GWM segment posted record net revenues of $606.8 million, a 48% increase over the comparable period in 2009.
  - The IG segment posted record net revenues of $375.9 million, a 4% increase over the comparable period in 2009.
- Excluding acceleration of deferred compensation and merger-related charges, non-GAAP net income was $77.4 million, or $2.09 per diluted share, [1] compared to net income of $51.1 million, or $1.62 per diluted share, for the comparable period in 2009.
- GAAP net loss of $39.5 million, or $1.24 per basic share.[2]
- Non-GAAP pre-tax margin for the nine months ended September 30, 2010 was 13% compared to 10% for the comparable period in 2009.
- For the nine months ended September 30, 2010, non-GAAP annualized return on average equity was 11% compared to 10% for the comparable period in 2009.

(1) A reconciliation of GAAP results to these non-GAAP measures can be found on page 34.

(2) GAAP earnings per share for the nine months ended September 30, 2010 is calculated using the basic weighted average number of common shares outstanding of 31.9 million, not fully dilutive shares of 37.1 million as they are anti-dilutive in periods a loss is incurred. Net loss for the nine months ended September 30, 2010 using fully dilutive shares was $1.07.

Stifel Financial Corp. Results

STIFEL FINANCIAL

Nine months ended September 30, 2010

($ in thousands, except per share amounts)	Nine Months Ended September 30, 2010 GAAP	Merger-Related Charges	Non-GAAP	Nine Months Ended 9/30/2009	% Change [1]
Net revenues	$ 980,427	$ 939	$ 981,366	$ 771,169	27.3%
Compensation and benefits	819,085	186,295	632,790	516,852	22.4%
Non-comp operating expenses	228,388	10,404	217,984	175,217	24.4%
Total non-interest expenses	1,047,473	196,699	850,774	692,069	22.9%
Income/(loss) before income taxes/(benefit)	(67,046)	197,638	130,592	79,100	65.1%
Provision for income taxes/(benefit)	(27,559)	80,709	53,150	27,970	90.0%
Net income/(loss)	$ (39,487)	$ 116,929	$ 77,442	$ 51,130	51.5%
Earnings per share:					
Basic	$ (1.24)	$ 3.67	$ 2.43	$ 1.85	31.4%
Diluted	$ (1.07) [2]	$ 3.16	$ 2.09	$ 1.62	29.0%
Ratios to net revenues:					
Compensation and benefits	83.5%		64.5%	67.0%	
Non-comp operating expenses	23.3%		22.2%	22.7%	
Income/(loss) before income taxes/(benefit)	(6.8%)		13.3%	10.3%	

[1] Results compared to non-GAAP results for the nine months ended September 30, 2010 (2009 results are GAAP).

[2] GAAP earnings per share is calculated using the basic weighted average number of common shares outstanding of 31.9 million, not fully dilutive shares of 37.1 million as they are anti-dilutive in periods a loss is incurred.

Sources of Revenues

Stifel Financial

($ in thousands)	Quarter Ended 9/30/10	9/30/09	% Change	6/30/10	% Change	Nine Months Ended 9/30/10	9/30/09	% Change
Revenues								
Principal transactions	$ 123,194	$ 123,238	0.0%	$ 122,923	0.2%	$ 363,537	$ 341,777	6.4%
Commissions	96,986	90,905	6.7%	103,634	(6.4%)	305,655	246,236	24.1%
Asset mgt and service fees	50,876	27,012	88.4%	44,138	15.3%	136,117	78,266	73.9%
Investment banking	51,656	35,056	47.4%	41,252	25.2%	127,129	75,262	68.9%
Other	3,656	5,072	(27.9%)	3,757	(2.7%)	9,358	6,148	52.2%
Total operating revenues	326,368	281,283	16.0%	315,704	3.4%	941,796	747,689	26.0%
Interest revenue	17,718	11,306	56.7%	14,654	20.9%	47,019	31,782	47.9%
Total revenues	344,086	292,589	17.6%	330,358	4.2%	988,815	779,471	26.9%
Interest expense	3,698	2,906	27.2%	2,349	57.4%	8,388	8,302	1.0%
Net revenues	$ 340,388	$ 289,683	17.5%	$ 328,009	3.8%	$ 980,427	$ 771,169	27.1%

Global Wealth Management

STIFEL FINANCIAL

($ in thousands)	Quarter Ended 9/30/10	Quarter Ended 9/30/09	% Change	6/30/10	% Change	Nine Months Ended 9/30/10	Nine Months Ended 9/30/09	% Change
Net revenues	$ 207,484	$ 158,659	30.8%	$199,940	3.8%	$ 606,845	$ 409,911	48.0%
Compensation and benefits	119,100	96,711	23.2%	123,609	(3.6%)	367,447	253,169	45.1%
Non-comp operating expenses	36,677	32,894	11.5%	35,890	2.2%	108,092	86,369	25.2%
Total non-interest expenses	155,777	129,605	20.2%	159,499	(2.3%)	475,539	339,538	40.1%
Income before income taxes	$ 51,707	$ 29,054	78.0%	$ 40,441	27.9%	$ 131,306	$ 70,373	86.6%
Ratios to net revenues :								
Compensation and benefits	57.4%	61.0%		61.8%		60.6%	61.8%	
Non-comp operating expenses	17.7%	20.7%		18.0%		17.8%	21.0%	
Income before income taxes	24.9%	18.3%		20.2%		21.6%	17.2%	

Stifel Bank & Trust

STIFEL FINANCIAL

($ in thousands)	Quarter Ended 9/30/10	9/30/09	% Change	6/30/10	% Change	Nine Months Ended 9/30/10	9/30/09	% Change
Net revenues:								
Interest	9,601	4,962	93.5%	8,171	17.5%	25,859	12,395	108.6%
Other income	1,924	865	122.4%	1,062	81.2%	5,099	3,284	55.3%
Total revenues	11,525	5,827	97.8%	9,233	24.8%	30,958	15,679	97.4%
Interest expense	1,378	911	51.3%	287	380.1%	2,112	2,605	(18.9%)
Total net revenues	10,147	4,916	106.4%	8,946	13.4%	28,846	13,074	120.6%
Compensation and benefits	739	914	(19.1%)	1,036	(28.7%)	2,804	1,968	42.5%
Non-comp operating expenses	3,280	1,832	79.0%	3,601	(8.9%)	11,360	5,492	106.8%
Total non-interest expenses	4,019	2,746	46.4%	4,637	(13.3%)	14,164	7,460	89.9%
Income before income taxes	$ 6,128	$ 2,170	182.4%	$ 4,309	42.2%	$ 14,682	$ 5,614	161.5%
Ratios to net revenues:								
Compensation and benefits	7.3%	18.6%		11.6%		9.7%	15.1%	
Non-comp operating expenses	32.3%	37.3%		40.3%		39.4%	42.0%	
Efficiency ratio [1]	40.1%	46.1%		50.1%		48.3%	46.4%	
Income before income taxes	60.4%	44.1%		48.1%		50.9%	42.9%	

[1] Non-interest expenses less the provision for loan losses as a percentage of net revenues.

Institutional Group Revenues

STIFEL FINANCIAL

($ in thousands)	Quarter Ended 9/30/10	9/30/09	% Change	6/30/10	% Change	Nine Months Ended 9/30/10	9/30/09	% Change
Sales and trading:								
Equity	$ 43,711	$ 39,733	10.0%	$ 44,099	(0.9%)	$ 126,462	$ 114,598	10.4%
Fixed income	43,808	58,196	(24.7%)	44,263	(1.0%)	132,416	174,698	(24.2%)
	87,519	97,929	(10.6%)	88,362	(1.0%)	258,878	289,296	(10.5%)
Investment Banking:								
Capital raising	22,575	18,070	24.9%	25,220	(10.5%)	67,799	32,890	106.1%
Advisory fees	23,063	12,724	81.3%	10,539	118.8%	42,516	33,197	28.1%
	45,638	30,794	48.2%	35,759	27.6%	110,315	66,087	66.9%
Other revenue	4,886	1,456	235.6%	481	915.8%	6,744	5,404	24.8%
Total net revenue	$ 138,043	$ 130,179	6.0%	$ 124,602	10.8%	$ 375,937	$ 360,787	4.2%
Ratios to net revenues:								
Sales and trading	63.4%	75.2%		70.9%		68.9%	80.2%	
Investment banking	33.1%	23.7%		28.7%		29.3%	18.3%	
Other	3.5%	1.1%		0.4%		1.8%	1.5%	
	100.0%	100.0%		100.0%		100.0%	100.0%	

[1] Other income includes net interest and other income.

Volume Comparison

STIFEL FINANCIAL

Stifel Gained Market Share in 3Q 10

Industry Volumes Declined 27% in 3Q 10 vs. 2Q 10


(27%)
40,000
30,000
20,000
10,000
0
25,891
31,362
23,012
1Q10
2Q10
3Q10
US Market Daily

Stifel Volumes Increased 4% in 3Q 10 vs. 2Q 10


4%
140
130
120
110
100
124
127
131
1Q10
2Q10
3Q10
SF Daily Volumes

Volume (Millions)

Source: U.S. industry composite volumes from Bloomberg and Stifel volumes from internal sources.

V. Conclusion

Looking Forward

STIFEL FINANCIAL

We See Opportunity

Stifel is well-positioned in the current market:

- Dislocation creating opportunity for market share gains
- Ability to add talented professionals
- Expand Fixed Income / High Yield
- Evolving regulatory framework (Stifel is already regulated by the Fed)
- Expand traditional Asset Management capabilities
- Strong balance sheet

Stifel Financial Investor Presentation

STIFEL FINANCIAL